UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 22, 2017

Textmunication Holdings Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-21202	58-1588291
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1940 Contra Costa Blvd. Pleasant Hill, CA	94523
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 925-777-2111

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement

TEXTMUNICATION HOLDINGS, INC. DELIVERS Q3 REPORT WITH 42% REVENUE INCREASE

PLEASANT HILL, CA/ November 22, 2017 – Textmunication Holdings, Inc. (TXHD.OB), a cloud-based mobile SMS marketing platform provider, filed its 2017 3rd Quarter report on November 21, 2017. Textmunication reported a 42% revenue increase from $129,943 in Q3 2016 to $184,835 in Q3 2017.

The 42% revenue increase in this report was preceded by increases of 259% in Q1 2017 and 298% in Q2 2017. Textmunication continues to execute on its 2017 blueprint by increasing revenues, building technology infrastructure, adding partnerships and reducing historical debt.

Textmunication has been working with two advisory firms seeking equity investment into the company to fund operations and new technology projects. These firms are connected to accredited investors looking to invest in emerging technologies and turnaround companies. Textmunication’s financial improvements have put the company in a better position to raise traditional funding rather than seek convertible financing as it has in the past. If funding is obtained, additional updates will follow.

SMART AUTOMATED MESSAGING - SAM

Textmunication has named its new SMS software platform SAM – Smart Automated Messaging. With the completion of the automated SMS functionality, Textmunication is in the process of developing new APIs for existing clients looking to migrate to the new robust SAM platform. Five new Health and Fitness software partners with access to more than 15,000 health clubs are in the pipeline to be developed this quarter and into early 2018. Textmunication is the SMS leader for the Health and Fitness market with API integration and a specific fitness User Interface (UI) addressing the needs of the more than 37,000 health clubs in the Unites States. The technology department will grow with the addition of several new developers assisting in the development of APIs and the planning of software enhancements.

NEW TECHNOLOGY COLLABORATION

Textmunication recently announced a technology partnership with Genesys. They are an omnichannel customer experience and contact center solution. More details are pending on this new collaboration with the leader in this sector. Textmunication is in the process of adding its SMS offering on the Genesys AppFoundry site available to its entire global client base.

MARKET AWARENESS GROUP LLC

Market Awareness Group LLC (“MAG”) based in Las Vegas, Nevada, just signed an advisory agreement with Textmunication to open new SMS markets, assist in raising capital and integrating the Textmunication software into its leading intellectual property and remittance platform. Developers from both companies are collaborating on software integration and embedding the SMS technology from Textmunication into mobile devices allowing connectivity for royalty and remittance payments to the entertainment sector. The agreement also calls for the opening of domestic and international SMS opportunities through Market Awareness Group LLC’s connections in mixed reality, distributed ledger technology and artificial intelligence.

Textmunication now offers four distinct solutions:

●	API integration using the Textmunication User Interface (UI)
●	Non-Integration using the Textmunication UI
●	API development
●	White Label Solution

To view Texmunication’s full SMS capabilities, please refer to this link:

https://textmunication.com/wp-content/uploads/2017/07/TEXTMUNICATION-20170712-compressed.pdf

GOVERNMENT CONTRACTING

Textmunication’s sister-company, Aspire Consulting Group LLC (“Aspire”), has secured three large federal contracts in 2017 with three additional state contracts pending award notification. Aspire expects the new contracts to begin delivering revenue in early 2018. Aspire is a subcontractor with leading System Integrators on visible programs such as Centers for Medicare and Medicaid Services (CMS), Social Security Administration (SSA) and the US Department of Veterans Affairs VECTOR contract slated to begin in early 2018. Revenue projections will be announced on each task order won or on contracts won without the need for task order competition. Aspire just moved into its new headquarters in Gaithersburg, Maryland in September.

“Our focus this Quarter was cleaning up our balance sheet so we can attract a higher quality of investment for the long-term”, stated Textmunication CEO, Wais Asefi. We have accredited investors currently performing their due diligence on possible investment into Textmunication. We are reaching out to global technology partners such as Genesys and Market Awareness Group LLC to help scale our solution and deliver innovative mobile technology to the masses.”

Text TXHD to shortcode 87365 to sign-up for news alerts and announcements via SMS.

About Textmunication Holdings, Inc.

Textmunication is an online mobile marketing platform service provider that helps health clubs, martial arts studios, salons and healthcare firms communicate with their members by allowing them to build loyalty, engage member retention, and create new business through a non-intrusive, value added medium. Textmunication connects members to the content they desire through any mobile device for health clubs and salon events, as well as promotions. Clients can send the most up-to-date offers, discounts, member alerts, events, PT schedules, or any other personalized campaign. www.textmunication.com

Safe Harbor Provision:

Except for the statements of historical fact contained herein, the information presented in this news release constitutes “forward-looking statements” made pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on any forward-looking statements in this press release as they reflect Textmunication Holdings’ current expectations with respect to future events and are subject to risks and uncertainties that may cause actual results to differ materially from those contemplated. Potential risks and uncertainties include, but are not limited to, the risks described in Textmunication Holdings’ filings with the Securities and Exchange Commission. Accordingly, readers should not place undue reliance on forward-looking statements contained in this news release and any document referred to in this press release.

Contact:

Wais Asefi, CEO
Textmunication Holdings, Inc.

(800) 677-7003
wais@textmunication.com

SECTION 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
99.1	Press Release issued on 11/22/2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Textmunication Holdings.

/s/ Wais Asefi
Wais Asefi
Chief Executive Officer
Date: November 22, 2017